EXHIBIT 10 (iii)
THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS TO WHICH
THE FAITH AND CREDIT OF THE STATE OF MARYLAND, THE
MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC
DEVELOPMENT, THE ISSUER, MARYLAND INDUSTRIAL FINANCING
AUTHORITY OR ANY OTHER PUBLIC INSTRUMENTALITY OR
PUBLIC BODY IS PLEDGED.


Registered      Registered
No. R-1

	$3,000,000

	MARYLAND ECONOMIC DEVELOPMENT CORPORATION

	TAXABLE ECONOMIC DEVELOPMENT REVENUE BOND

	(BLUE II, LLC FACILITY),

	1996 ISSUE

	JULY 19, 1996


	FOR VALUE RECEIVED, MARYLAND ECONOMIC
DEVELOPMENT CORPORATION (the "Issuer"), a body corporate and politic and a public instrumentality of the State of Maryland (the
"State"), hereby promises to pay (but only from the sources hereinafter referred to), to SIGNET BANK, a Virginia banking corporation (the
"Lender" or "Holder"), or its registered assigns or legal representative (the registered owner of this Bond hereinafter designated as the "Holder"), the principal sum of THREE MILLION DOLLARS
($3,000,000), and to pay interest from the date hereof on the unpaid principal balance hereof, but only to the extent that moneys are actually advanced pursuant to the Financing Agreement (hereinafter defined), at the rate of interest equal to the LIBOR Rate (as hereinafter defined), plus one and three-quarters percent (1.75%) per annum, until paid in full (or, if this Bond, or any portion hereof shall have been duly called for early redemption and payment of the redemption price shall have been made, until the date fixed for such early redemption). All principal and interest due hereunder shall be payable at the times and in the manner set forth herein.
	For purposes of this Bond, the term "LIBOR Rate" shall mean an interest rate per annum equal to the offered rate on Eurodollar deposits which appears on the display designated "LIUSO1M" (for one month deposits) of "Index HP" under the "YIELD" column for the date of LIBOR determination in the "CLOSE/MID/YIELD TABLE" published by Bloomberg L.P. (or such other Table as may replace the "CLOSE/MID/YIELD TABLE" of that service for the purpose of displaying London interbank offered rates for major banks or, if such Table in not available at any such time, a comparable source, as determined in the sole discretion of, and selected by, the Lender in good faith, of London interbank offered rates of major banks, as may be available from a similar service). The LIBOR Rate shall be determined by the Lender as of 10:00 a.m. (Baltimore time) on each applicable date of determination. If more than one such rate is published by Bloomberg
L.P. or its replacement, the LIBOR Rate shall be the arithmetic mean of such offered rates. If no such rate shall be published by Bloomberg L. P. or its replacement, the LIBOR Rate shall be the rate (or, if applicable, the arithmetic mean of the rates) published for the immediately preceding banking day.

	The interest rate applicable to this Bond on the date hereof shall be the LIBOR Rate (determined as set forth above) on the date hereof, plus one and three-quarters percent (1.75%). The LIBOR Rate shall be redetermined on the same day of each month after the date hereof (or the next succeeding Business Day if such day is not a Business Day), and the interest rate applicable to this Bond shall be adjusted as of such date.

	This Bond is issued pursuant to (a) the Constitution and laws of the State of Maryland, particularly Article 83A, Title 5, Subtitle 2 of the Annotated Code of Maryland (1995 Replacement Volume), as amended,
(b) a Resolution adopted by the Issuer on March 18, 1996 (the
"Resolution") and (c) the terms and provisions of the Loan and Financing Agreement of even date herewith (the "Financing Agreement") by and among the Issuer, the Lender, Blue II, LLC, a Maryland limited liability company (the "Borrower") and Frederick Brewing Co., a Maryland corporation (the "Facility User"), for the purpose of financing, with the proceeds hereof, the costs of the acquisition by the Borrower of certain land identified a "Lot 13", Wedgewood Business Park, on Wedgewood
Boulevard, Buckeystown, containing approximately 5.6 acres located in Frederick County, Maryland and the construction thereon of a warehouse/manufacturing building consisting of approximately 50,000 square feet (the "Facility"), as more particularly described in the Financing Agreement, and to be leased by the Borrower to the Facility
User. This Bond is secured and entitled to the protection given by the Financing Agreement.

	The principal of and interest on this Bond are payable in lawful money of the United States which is legal tender for the payment of all debts and dues, public and private, at the time of payment, in the following manner:

		(a) Commencing on August 1, 1996, and continuing on the first day of each and every month thereafter until this Bond is repaid in full, interest shall be paid at the interest rate or rates provided herein;

		(b) Commencing on the first day of August, 1997, and on the first day of each and every month thereafter, continuing to and including the first day of July, 2006, the principal amount hereof shall be paid by 108 consecutive monthly installments of principal in the amount of Seventeen Thousand Eight Hundred Fifty-Seven Dollars and Fourteen
Cents ($17,857.14) each; and

		(c) this Bond shall mature, and the entire unpaid balance of principal hereof and all accrued and unpaid interest hereon shall be due and payable, on the 1st day of July, 2006 (if not paid earlier).

	All payments of principal (including any redemptions) and interest hereon shall be made by check mailed to the Holder at the address indicated on the registration books of the Bond Registrar (hereinafter defined), without the necessity of surrendering or presenting this Bond, and all such payments shall fully discharge the obligation of the Issuer herein to the extent of the payments so made.

	In the event any payment hereon is not paid within l5 days from the date on which the same is due and payable, such payment shall continue as an obligation of the Issuer (limited as herein provided) with interest thereon, and a late charge in the amount of five percent (5%) of the amount of such payment shall be imposed.

	Upon the occurrence of a default hereunder, the then applicable interest rate borne by this Bond, shall be increased by two percent (2%) per annum, until such default is cured.

	This Bond is subject to:

		(a)     optional redemption prior to maturity;

		(b) special mandatory redemption prior to maturity from Receipts Requiring Mandatory Redemption (as defined in the Financing Agreement); and

		(c) mandatory redemption at the option of the Holder, in whole but not in part, on the fifth anniversary of the date of this Bond;

all as provided and prescribed by and with the effect described in Section
2.2 of the Financing Agreement. The amount of any partial redemption prior to maturity shall be applied as set forth in Section 2.3 of the Financing Agreement.

	The amount of any partial redemption prior to maturity, and the date on which the same is made, shall be noted by the Holder on Schedule A attached hereto and made a part hereof, but the failure to so note any such partial redemption shall not affect the validity of any amounts actually received by the Holder. The redemption price of any redemption (whether by optional or mandatory redemption) shall be an amount equal to the principal amount to be redeemed, plus all unpaid interest accrued to the date fixed for redemption.

	All payments made hereunder, including all redemptions, shall be applied first to accrued and unpaid interest and the remainder to principal, unless otherwise provided in Section 2.3 of the Financing Agreement.

	Pursuant to the Promissory Note of even date herewith executed and delivered by the Borrower and made payable to the Issuer (the "Note"), the Borrower has agreed to make payments of principal, premium (if any) and interest to the Issuer in amounts at least equal to the payments of principal of, premium (if any) and interest on this Bond. With the exception of the Reserved Rights of the Issuer, such payments have been assigned by the Issuer to the Holder for the purpose of repaying the principal of, premium (if any) and interest on this Bond, at the applicable rates set forth above. The Financing Agreement provides that all payments by the Borrower pursuant to the Note are to be made by the Borrower directly to the Holder at the address designated on the registration books maintained by the Bond Registrar (as hereinafter defined).

	The Borrower's obligations under the Financing Agreement and the Note are secured as provided in the Financing Agreement.

	The maturity of this Bond is subject to acceleration as provided in the Financing Agreement.

	Reference is hereby made to the Financing Agreement for a full and complete statement of the provisions with respect to the application of the proceeds of this Bond, the collection and disposition of the Documents assigned as security for the payment of this Bond and the interest hereon, the nature and extent of the security and the rights of the Holder of this Bond, the terms and conditions on which, and the purposes for which, this Bond is issued, the terms and conditions under which this Bond may or shall be redeemed prior to maturity, and the rights, duties and obligations of the Issuer thereunder, to all of which the Holder hereof, by acceptance of this Bond, assents and agrees.

	THIS BOND AND THE INTEREST ON IT ARE LIMITED
OBLIGATIONS OF THE ISSUER, THE PRINCIPAL OF, PREMIUM, IF
ANY, AND INTEREST ON WHICH ARE PAYABLE SOLELY FROM THE
SECURITY DESCRIBED IN SECTION 2.7 OF THE FINANCING
AGREEMENT OR FROM THE PROPERTY (AS DEFINED IN THE
FINANCING AGREEMENT); PROVIDED, HOWEVER, THAT UNDER
THE FINANCING AGREEMENT, THE ISSUER HAS RESERVED TO
ITSELF, AND HAS NOT PLEDGED OR ASSIGNED, THE RESERVED
RIGHTS OF THE ISSUER.  NEITHER THIS BOND NOR THE INTEREST
HEREON SHALL EVER CONSTITUTE AN INDEBTEDNESS OR A
CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF
THE ISSUER, THE STATE OF MARYLAND, THE MARYLAND
DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, THE
MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY,
ANY OTHER PUBLIC INSTRUMENTALITY OR ANY PUBLIC BODY
WITHIN THE MEANING OF ANY CONSTITUTIONAL OR CHARTER
PROVISION OR STATUTORY LIMITATION, AND NEITHER SHALL
EVER CONSTITUTE OR GIVE RISE TO ANY PECUNIARY LIABILITY
OF THE ISSUER, THE STATE OF MARYLAND, THE MARYLAND
DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, THE
MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY
(EXCEPT IN REGARD TO THE AUTHORITY INSURANCE
AGREEMENT) ANY OTHER PUBLIC INSTRUMENTALITY OR ANY
PUBLIC BODY.

	This Bond shall be registered on the books of the Issuer to be kept for that purpose by the Lender or any other person maintaining books for the registration and transfer of this Bond pursuant to the provisions of the Financing Agreement (the "Bond Registrar"). This Bond shall be transferable only upon such books (which transfer shall be similarly noted on the registration table attached hereto as Schedule B and made a part hereof) at such office by the Holder hereof or by its duly authorized officer or attorney. This Bond may be transferred upon presentation hereof at the office of the Bond Registrar with a written instrument of transfer satisfactory to the Bond Registrar, duly executed by the Holder hereof or its duly authorized attorney. Such transfers shall be without charge to the Holder hereof, but any taxes or other governmental charges required to be paid with respect to the same shall be paid by the Holder requesting such transfer as a condition precedent to the exercise of such privilege.

	The Issuer may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for all purposes; and the Issuer shall not be affected by any notice to the contrary (other than the written notice of transfer referred to in the preceding paragraph).

	This Bond, having been made, executed, sealed and delivered in the State of Maryland, shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same are in effect from time to time.

	All acts, conditions and things required by the Constitution and laws of the State of Maryland and the Resolution to exist, to have happened and to have been performed precedent to and in connection with the execution and delivery of this Bond, do exist, have happened and have been performed.

	Except as may be otherwise provided in the Financing Agreement, in any case where any date of payment of principal of, premium (if any), or interest on this Bond, or the date fixed for any redemption of this Bond, shall be a day other than a Business Day (as defined in the Financing Agreement), then payment of such principal (and premium, if any) or interest need not be made on such date but may be made on the next succeeding Business Day, with the same force and effect as if made on the date of payment or the date fixed for redemption.

	No covenant or agreement contained in this Bond or in the Financing Agreement shall be deemed to be a covenant or agreement of any Agent (as defined in the Financing Agreement) of the Issuer in his or her individual capacity, and neither the members of the Board of Directors of the Issuer nor any person executing this Bond or any other Documents (as defined in the Financing Agreement) entered into by the Issuer shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance, execution or delivery hereof.

	IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed in its name and on its behalf by the Executive Director of the Issuer, by his manual signature, as of the date first above written.

WITNESS:                                                MARYLAND ECONOMIC
DEVELOPMENT
							  CORPORATION



_________________________
	By____________________________
							 /s/ Hans F. Mayer,
							  Executive Director

[SEAL]

	SCHEDULE A


	$3,000,000

	MARYLAND ECONOMIC DEVELOPMENT CORPORATION

	TAXABLE ECONOMIC DEVELOPMENT REVENUE BOND

	(BLUE II LLC FACILITY),

	1996 ISSUE


_____________________________________________________________
____

	REDEMPTION SCHEDULE


  Date of Redemption                         Amount of Redemption

									   $

	SCHEDULE B


	$3,000,000

	MARYLAND ECONOMIC DEVELOPMENT CORPORATION

	TAXABLE ECONOMIC DEVELOPMENT REVENUE BOND

	(BLUE II LLC FACILITY),

	1996 ISSUE


_____________________________________________________________
____

	Transfer of Bond

	The transfer of this Bond may be registered only by the registered owner in person or by its duly authorized officer or attorney upon presentation hereof to the Bond Registrar, who shall make note thereof in the books kept for such purpose and in the registration blank below.


   Date of                  Name of                   Signature of
Registration             Registered Owner                 Bond Registrar


_______________         ________________                 ______________


_______________         ________________                 ______________


_______________         ________________                ______________


_______________         ________________                 ______________


_______________         ________________                 ______________

	ASSIGNMENT


	FOR VALUE RECEIVED

	the undersigned hereby sells, assigns and transfers unto

	________________________________________________________
     (Please Print or Typewrite Name and Address of Transferee)

	_________________________________________________________

	the within Bond of

	MARYLAND ECONOMIC DEVELOPMENT CORPORATION

	and does hereby irrevocably constitute and appoint


______________________________ Attorney to transfer such Bond on the books of the within-named Issuer, with full power of substitution in the premises.



Dated: _______________________
	______________________________
Notice:  The signature to this
assignment must correspond with
the name as it appears on the face
of the within Bond in every
particular, without alteration or
enlargement or any change
whatever.

In the presence of:


___________________________



Please insert Social Security
or other Identifying Number
of Assignee:



______________________________
______________________________
Signature Guaranteed